UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/03/2005

Genaera Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-19651

DE	13-3445668
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of Principal Executive Offices, Including Zip Code)

610.941.4020
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On May 3, 2005, Genaera Corporation issued a press release announcing, together with study investigators, positive interim clinical trial results, including safety data and visual acuity outcomes, from a multi-center, randomized, masked, U.S. Phase II clinical trial (MSI-1256F-208)(Trial 208). Data was presented on May 3rd at the Association for Research in Vision and Ophthalmology Annual Meeting by retinal specialist and study investigator, Thomas A. Ciulla, MD, Midwest Eye Institute, Indianapolis, Indiana. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number          Description
    99.1           Press release of the Company date May 2, 2005 - "Genaera Announces Positive Interim EVIZON" Phase II (MSI-1256F-208) AMD Data at Annual ARVO Meeting."

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Genaera Corporation

Date: May 05, 2005.	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President & Chief Financial Officer